Form 8-K
                                                                      Exhibit 99

                                 [LOGO] OILGEAR



NEWS RELEASE                                 FOR ADDITIONAL INFORMATION CONTACT:
                                             David A. Zuege (414) 327-1700
FOR IMMEDIATE RELEASE



                      OILGEAR REPORTS THIRD QUARTER RESULTS
                      -------------------------------------

MILWAUKEE, WIS., NOVEMBER 17, 2003...The Oilgear Company (NASDAQ/NMS: OLGR) today reported sales and earnings for the third quarter ended September 30, 2003.

For the third quarter of 2003, Oilgear reported net sales of $18,785,000, compared to sales of $18,092,000 for the same period in 2002. The company reported a net loss of $583,000 or $0.30 per share for the third quarter of 2003, compared to a net loss of $1,279,000 or $0.66 per share for the same period in 2002.

Net sales for the first three quarters of 2003 were $59,609,000, compared to sales of $57,425,000 for the same period in 2002. The net loss was $1,729,000 or $0.88 per share for the first three quarters of 2003, compared to a net loss of $2,441,000 or $1.25 per share for the same period in 2002.

Orders for the third quarter of 2003 were $18,041,000, compared to $28,703,000 for the same period in 2002. Orders in 2002 included the impact of an $11,000,000 European order received in September 2002 which distorts the comparison. Orders for the first three quarters of 2003 were $62,712,000, compared to $67,840,000 in the same period in 2003. Backlog at September 30, 2003 has increased 10.5% from the beginning of the year to $32,665,000.

"Although the domestic economy recorded a strong surge in the third quarter, these improvements were not yet reflected in shipments in the fluid power industry. In the third quarter 2003, domestic shipments of hydraulic equipment were down 1.7% from the third quarter of 2002 and shipments for the first nine months of 2003 were down 4.8%, according to data provided by the National Fluid Power Association. A bright spot in this challenging period is that we continue to believe we have not lost market share," said David A. Zuege, president and chief executive officer.

"Economists who follow our industry are forecasting a turnaround beginning in the fourth quarter of this year and there is some evidence to support these forecasts. Industry statistics indicate that domestic hydraulic orders for the third quarter of 2003 increased by 4.1% over the third quarter of 2002. Oilgear's third quarter domestic orders rose 11.7% over the third quarter of 2002. Based on these facts, our quotation levels and the number of projects under discussion, we are cautiously optimistic that our industry may experience a modest recovery extending into 2004," said Zuege.

A leader in the fluid power industry, The Oilgear Company provides advanced technology in the design and production of unique fluid power components and electronic controls. The company serves customers in the primary metals, machine tool, automobile, petroleum, construction equipment, chemical, plastic, glass, lumber, rubber and food industries. Its products are sold as individual components or integrated into high performance applications.

CERTAIN MATTERS DISCUSSED IN THIS PRESS RELEASE ARE "FORWARD-LOOKING STATEMENTS" INTENDED TO QUALIFY FOR THE SAFE HARBORS FROM LIABILITY ESTABLISHED BY THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS CAN GENERALLY BE IDENTIFIED AS SUCH BECAUSE THE CONTEXT OF THE STATEMENT WILL INCLUDE WORDS SUCH AS THE COMPANY "BELIEVES," "ANTICIPATES," "EXPECTS" OR WORDS OF SIMILAR IMPORT. SIMILARLY, STATEMENTS THAT DESCRIBE THE COMPANY'S FUTURE PLANS, OBJECTIVES OR GOALS ARE ALSO FORWARD-LOOKING STATEMENTS. SUCH FORWARD-LOOKING STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CURRENTLY ANTICIPATED. IN ADDITION TO THE ASSUMPTIONS AND OTHER FACTORS REFERENCED SPECIFICALLY IN CONNECTION WITH SUCH STATEMENTS, THE FOLLOWING COULD IMPACT THE BUSINESS AND FINANCIAL PROSPECTS OF THE COMPANY: FACTORS AFFECTING THE COMPANY'S INTERNATIONAL OPERATIONS, INCLUDING FLUCTUATIONS IN CURRENCIES, CHANGES IN LAWS AND POLITICAL OR FINANCIAL INSECURITY OF FOREIGN GOVERNMENTS; FACTORS AFFECTING THE COMPANY'S ABILITY TO HIRE AND RETAIN COMPETENT EMPLOYEES, INCLUDING UNIONIZATION OF NON-UNION EMPLOYEES AND STRIKES OR WORK STOPPAGES; FACTORS AFFECTING THE ECONOMY GENERALLY, INCLUDING AN ECONOMIC SLOWDOWN AND OTHER CONDITIONS THAT COULD REDUCE DEMAND FOR THE COMPANY'S PRODUCTS; DECREASE IN STOCK PRICE AS A RESULT OF MARKET CONDITIONS; CHANGES IN THE LAW OR STANDARDS APPLICABLE TO THE COMPANY, INCLUDING ENVIRONMENTAL LAWS AND ACCOUNTING PRONOUNCEMENTS; AVAILABILITY OF RAW MATERIALS; UNANTICIPATED TECHNOLOGICAL DEVELOPMENTS THAT RESULT IN COMPETITIVE DISADVANTAGES AND MAY IMPAIR EXISTING ASSETS; AND FACTORS SET FORTH IN THE COMPANY'S PERIODIC REPORTS FILED WITH THE SEC IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT. SHAREHOLDERS, POTENTIAL INVESTORS AND OTHER READERS ARE URGED TO CONSIDER THESE FACTORS AND THOSE SET FORTH IN THE COMPANY'S FILINGS WITH THE SEC CAREFULLY IN EVALUATING THE FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS MADE HEREIN ARE ONLY MADE AS OF THE DATE OF THIS PRESS RELEASE AND THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY UPDATE SUCH FORWARD-LOOKING STATEMENTS TO REFLECT SUBSEQUENT EVENTS OR CIRCUMSTANCES.

                                     -more-

                               THE OILGEAR COMPANY
                   CONSOLIDATED CONDENSED OPERATING STATEMENT
                                   (UNAUDITED)

                                                   THREE MONTHS ENDED SEPTEMBER 30,
                                                   --------------------------------
                                                        2003            2002
                                                        ----            ----

Net sales                                           $ 18,785,000    $ 18,092,000
Cost of sales                                         14,301,000      14,874,000
                                                    ------------    ------------
    Gross profit                                    $  4,484,000    $  3,218,000
Operating expenses                                     4,563,000       4,378,000
                                                    ------------    ------------
    Operating income (loss)                         $    (79,000)   $ (1,160,000)
                                                    ------------    ------------
Interest expense                                         323,000         358,000
Other income                                             (11,000)         94,000
                                                    ------------    ------------
Earnings (loss) before income taxes                     (413,000)     (1,424,000)
Income taxes                                             177,000           9,000
Net earnings from minority interest                       (7,000)       (154,000)
                                                    ------------    ------------
    Net earnings (loss)                             $   (583,000)   $ (1,279,000)
                                                    ============    ============
Basic earnings (loss) per share of common stock     $      (0.30)   $      (0.66)
                                                    ============    ============
Diluted earnings (loss) per share of common stock   $      (0.30)   $      (0.66)
                                                    ============    ============
Basic weighted average outstanding shares              1,955,000       1,953,000
Diluted weighted average outstanding shares            1,955,000       1,953,000


                                                   NINE MONTHS ENDED SEPTEMBER 30,
                                                   --------------------------------
                                                        2003            2002
                                                        ----            ----

Net sales                                           $ 59,609,000    $ 57,425,000
Cost of sales                                         45,796,000      45,645,000
                                                    ------------    ------------
    Gross profit                                      13,813,000      11,780,000
Operating expenses                                    14,351,000      13,323,000
                                                    ------------    ------------
    Operating income (loss)                         $   (538,000)   $ (1,543,000)
                                                    ------------    ------------
Interest expense                                         987,000         986,000
Other income                                             213,000         251,000
                                                    ------------    ------------
Earnings (loss) before income taxes                 $ (1,312,000)   $ (2,278,000)
Income taxes                                             389,000         208,000
Net earnings from minority interest                       28,000         (45,000)
                                                    ------------    ------------
    Net earnings (loss)                             $ (1,729,000)   $ (2,441,000)
                                                    ============    ============
Basic earnings (loss) per share of common stock     $      (0.88)   $      (1.25)
                                                    ============    ============
Diluted earnings (loss) per share of common stock   $      (0.88)   $      (1.25)
                                                    ============    ============
Basic weighted average outstanding shares              1,955,000       1,950,000
Diluted weighted average outstanding shares            1,955,000       1,950,000





                                     -more-

                                                THE OILGEAR COMPANY
                                       CONSOLIDATED CONDENSED BALANCE SHEET
                                                    (Unaudited)



                                                SEPTEMBER 30, 2003        December 31, 2002
                                                ------------------        -----------------
ASSETS

Current Assets
     Cash and cash equivalents                      $  5,036,000              $  4,126,000
     Accounts receivable                              14,603,000                14,948,000
     Inventories                                      22,161,000                21,556,000
     Other current assets                              5,384,000                 3,487,000
                                                    ------------              ------------
          Total current assets                      $ 47,184,000              $ 44,117,000
                                                    ------------              ------------
Net property plant and equipment                      20,033,000                21,149,000
Other assets                                           2,023,000                 1,761,000
                                                    ------------              ------------
                                                    $ 69,240,000              $ 67,027,000
                                                    ============              ============


LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
     Current debt                                   $  4,723,000              $  2,209,000
     Accounts payable                                  7,364,000                 5,909,000
     Other current liabilities                         9,007,000                 9,310,000
                                                    ------------              ------------
          Total current liabilities                 $ 21,094,000              $ 17,428,000
                                                    ------------              ------------
Long-term debt                                        20,322,000                20,986,000
Unfunded employee benefit costs                       22,667,000                22,868,000
Other non-current liabilities                            832,000                 1,027,000
                                                    ------------              ------------
     Total liabilities                              $ 64,915,000              $ 62,309,000
                                                    ------------              ------------
Minority interest in consolidated subsidiary             886,000                   858,000
Shareholders' equity                                   3,439,000                 3,860,000
                                                    ------------              ------------
                                                    $ 69,240,000              $ 67,027,000
                                                    ============              ============




                                      # # #